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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Timothy Gaylord, Chief Executive Officer of Capital Directions, Inc., certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Annual Report on Form 10-K for the year ended December 31, 2002 which this statement accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Annual Report on Form 10-K for the year ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Capital Directions, Inc.



     Date:  March 31, 2003                            /s/  Timothy P. Gaylord
            --------------                            --------------------------
                                                      Timothy Gaylord
                                                      Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Capital Directions, Inc. and will be retained by Capital Directions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.